Exhibit 10.29

Execution Version

Ninth Amendment to

Second Amended and Restated Credit Agreement, Release and Joinder

This Ninth Amendment to Second Amended and Restated Credit Agreement, Release and Joinder (herein, this “Amendment”) is entered into as of December 20, 2023, among CTO Realty Growth, Inc., a Maryland corporation, and together with its successors and assigns (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of Montreal, as Administrative Agent (the “Administrative Agent”), L/C Issuer and Swing Line Lender.

Preliminary Statements

A.The Borrower, the Guarantors party thereto (the “Guarantors”), the financial institutions party thereto (the “Lenders”), and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement, dated as of September 7, 2017, as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of May 14, 2018, as amended by the Second Amendment to Second Amended and Restated Credit Agreement dated as of May 24, 2019, as amended by the Third Amendment to Second Amended and Restated Credit Agreement dated as of November 26, 2019, as amended by the Fourth Amendment to Second Amended and Restated Credit Agreement dated as of July 1, 2020, as amended by the Fifth Amendment to Second Amended and Restated Credit Agreement and Consent dated as of November 12, 2020, as amended by the Sixth Amendment to Second Amended and Restated Credit Agreement and Joinder dated as of March 10, 2021, as amended by the Seventh Amendment to Second Amended and Restated Credit Agreement and Joinder dated as of November 5, 2021, and as amended by the Eighth Amendment to Second Amended and Restated Credit Agreement and Joinder dated as of September 20, 2022 (such Second Amended and Restated Credit Agreement, as heretofore amended, and as the same may be amended, restated, supplemented or otherwise modified, including by this Amendment, the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.The Borrower has requested that the Lenders (i) make certain amendments to the definitions of “Borrowing Base Requirements” and “Borrowing Base Value” (the “Definition Amendments”), (ii) release certain Guarantors from their obligations as Guarantors under the Credit Agreement (the “Specified Guarantor Release”) and (iii) join the Specified Additional Guarantor (as defined below) as a Guarantor under the Credit Agreement (the “Specified Additional Guarantor Joinder”).

C.The Borrower, the Administrative Agent and the Lenders party hereto propose to amend the Credit Agreement to, among other things, effectuate the Definition Amendments, the Specified Guarantor Release and the Specified Additional Guarantor Joinder.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.Amendments to Credit Agreement.

CTO - Ninth Amendment (2023) 4859-4422-2767 v8.docx

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Subject to the satisfaction of the conditions precedent set forth in Section [3] below:

1.1Section 5.1 of the Credit Agreement is hereby amended to add in alphabetical order the following definitions which shall read in full as follows:

“Major Target MSA Location” means each of the following MSAs: Atlanta, GA; Las Vegas, NV; Denver, CO; Phoenix, AZ; Austin, TX; Houston, TX; Dallas, TX; Nashville, TN; Tampa, FL; Orlando, FL; Miami, FL; Charlotte, NC; Raleigh, NC; and Washington, DC.

“Ninth Amendment Effective Date” means December 20, 2023.

“Non-Major Target MSA Location” means any MSA other than a Major Target MSA Location.

1.2Clause (e) of the definition of “Borrowing Base Requirements” is hereby amended and restated in its entirety to read as follows:

(e)no more than (i) (A) prior to September 30, 2025, 40% and (B) on and after September 30, 2025, 35% of the Borrowing Base Value may be comprised of Eligible Properties which are located in the same Major Target MSA Location and (ii) 25% of the Borrowing Base Value may be comprised of Eligible Properties which are located in the same Non-Major Target MSA Location (for the avoidance of doubt, an Eligible Property that exceeds any of the foregoing sublimits may be included in the calculation of Borrowing Base Value, provided any amount over 40%, 35% or 25%, as applicable, of the Borrowing Base Value is excluded from the calculation of the Borrowing Base Value);

1.3The definition of “Borrowing Base Value” is hereby amended and restated in its entirety to read as follows:

“Borrowing Base Value” means an amount equal to the sum of (a) for all Eligible Properties owned for more than twelve (12) months, the quotient of (i) the Borrowing Base NOI divided by (ii) the Capitalization Rate plus (b) for all Eligible Properties owned for twelve (12) months or less, the undepreciated book value (as defined by GAAP) of any such Eligible Property; provided that Borrowing Base Value shall be reduced by excluding a portion of the Property NOI or book value of any Eligible Properties attributable to any Eligible Properties that exceed the concentration limits in the Borrowing Base Requirements; provided, that for any individual Eligible Property, the Borrowing Base Value shall not be less than zero dollars ($0.00).

Section 2.	Release and Addition of Guarantors.

Pursuant to Section 7.3 of the Credit Agreement,  the Borrower hereby (a) requests deletion of certain Eligible Properties identified on Annex A hereto (the “Specified Released Properties”) from the Borrowing Base under the Credit Agreement and (b) requests that certain Guarantors identified on Annex A (the “Specified Released Guarantors”) be released from their obligations

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as Guarantors under the Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 3 below, and subject to, and in reliance on, the representations made by the Borrower herein, the Administrative Agent hereby releases the Specified Released Properties from the Borrowing Base and releases the Specified Released Guarantors from their obligations as Guarantors under the Credit Agreement, including, without limitation, the Specified Released Guarantors’ Guaranty under Section 13 thereof, effective as of the Ninth Amendment Effective Date.

Pursuant to Section 7.3 of the Credit Agreement,  the Borrower hereby requests that certain Material Subsidiary identified on Annex A (the “Specified Additional Guarantor”) be added as a Guarantor under the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, and subject to, and in reliance on, the representations made by the Borrower herein, the Administrative Agent hereby adds the Specified Additional Guarantor as a Guarantor under the Credit Agreement, effective as of the Ninth Amendment Effective Date.

The Specified Additional Guarantor hereby elects to be a “Guarantor” for all purposes of the Credit Agreement, effective from the date hereof.  The Specified Additional Guarantor confirms that the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct as to the Specified Additional Guarantor as of the date hereof and the Specified Additional Guarantor shall comply with each of the covenants set forth in Section 8 of the Credit Agreement applicable to it.  Without limiting the generality of the foregoing, the Specified Additional Guarantor hereby agrees to perform all the obligations of a Guarantor under, and to be bound in all respects by the terms of, the Credit Agreement, including, without limitation, Section 13 thereof, to the same extent and with the same force and effect as if the Specified Additional Guarantor were a signatory party thereto.

Section 3.	Conditions Precedent.

3.1.The Borrower, the Guarantors, the Lenders, the Administrative Agent, the L/C Issuer and the Swing Line Lender shall have executed and delivered this Amendment to the Administrative Agent.

3.2.The Borrower shall have delivered to Administrative Agent a Borrowing Base Certificate setting forth the components of the Borrowing Base after giving effect to release of the Specified Released Properties, together with a Compliance Certificate, calculated on a pro forma basis after giving effect to the release of the Specified Release Properties.

3.3.The Administrative Agent shall have received such other agreements, instruments, documents, and certificates as the Administrative Agent may reasonably request, and legal matters incident to the execution and delivery of this Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

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Section 4.	Representations.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that (a) after giving effect to this Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

Section 5.	Miscellaneous.

5.1.Except as specifically amended herein, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with their original terms.  Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement or any other Loan Document, any reference in any of such items to the Credit Agreement and each other Loan Document being sufficient to refer to the Credit Agreement or such Loan Document as amended hereby.

5.2.The Borrower agrees to pay all reasonable costs and out-of-pocket expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

5.3.Each Guarantor consents to the amendments, modifications and waivers to the Credit Agreement and other Loan Documents as set forth herein and confirms all of its obligations under its Guaranty remain in full force and effect.  Furthermore, each Guarantor acknowledges and agrees that the consent of the Guarantors, or any of them, to any further amendments, modifications or waivers to the Credit Agreement shall not be required as a result of this consent having been obtained.

5.4.The Borrower and the Guarantors acknowledge that the Preliminary Statements set forth above are true and correct.  This Amendment is a Loan Document.  This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of executed counterparts of this Amendment by Adobe portable document format (a “PDF”) via e-mail or by facsimile shall be effective as an original.  The words “execution”, “executed”, “signed”, “signature” and words of similar import in or related to this Amendment and the other Loan Documents shall be deemed to include electronic signatures and the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent for the keeping of records

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in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other similar applicable state laws based on the Uniform Electronic Transactions Act.  This Amendment, and the rights and the duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of New York.

[Signature Pages Follow]

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This Ninth Amendment to Second Amended and Restated Credit Agreement, Release and Joinder is entered into as of the date and year first above written

“Borrower”

CTO Realty Growth, Inc., a Maryland corporation

By  /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Ninth Amendment to

Second Amended and Restated Credit Agreement, Release and Joinder –

CTO Realty Growth, Inc.]

“Guarantors”

LHC15 Riverside FL LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its sole manager

By:  /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

Indigo Group Inc., a Florida corporation

By:  /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO18 Albuquerque NM LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Maryland corporation, its manager

By:  /s/ Matthew M. Partridge

Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Ninth Amendment to

Second Amended and Restated Credit Agreement, Release and Joinder

CTO Realty Growth, Inc.]

Indigo Group Ltd., a Florida limited partnership

By:	Indigo Group, Inc., a Florida corporation, its General Partner

By:  /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO19 STRAND JAX LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:  /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

Daytona JV LLC, a Florida limited liability company

By:	LHC15 Atlantic DB JV LLC, a Delaware limited liability company, its sole manager

By:	CTO Realty Growth, Inc., a Maryland corporation, its sole member

By:  /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Ninth Amendment to

Second Amended and Restated Credit Agreement, Release and Joinder

CTO Realty Growth, Inc.]

CTO20 Crossroads AZ LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:  /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

IGI20 Crossroads AZ LLC, a Delaware limited liability company

By:	Indigo Group Inc., a Florida corporation, its manager

By:  /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO20 PERIMETER LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Maryland corporation, its sole manager

By:  /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Ninth Amendment to

Second Amended and Restated Credit Agreement, Release and Joinder

CTO Realty Growth, Inc.]

CTO20 PERIMETER II LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Maryland corporation, its sole manager

By:  /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO20 Hialeah LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Maryland corporation, its manager

By:  /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO21 Acquisitions LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Maryland corporation, its manager

By:  /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Ninth Amendment to

Second Amended and Restated Credit Agreement, Release and Joinder –

CTO Realty Growth, Inc.]

CTO21 Acquisitions II LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Maryland corporation, its manager

By:  /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO21 AL Outparcel LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Maryland corporation, its manager

By:  /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO21 Apex LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Maryland corporation, its manager

By:  /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Ninth Amendment to

Second Amended and Restated Credit Agreement, Release and Joinder –

CTO Realty Growth, Inc.]

CTO21 Santa Fe LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Maryland corporation, its manager

By:  /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO21 Buford 1 LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Maryland corporation, its manager

By:  /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO22 Madison Yards LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Maryland corporation, its manager

By:  /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Ninth Amendment to

Second Amended and Restated Credit Agreement, Release and Joinder –

CTO Realty Growth, Inc.]

IGI 21 Katy LLC, a Delaware limited liability company

By:	Indigo Group, Inc., a Florida corporation, its manager

By:  /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO23 Rockwall LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:  /s/ Matthew M. Partridge

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Ninth Amendment to

Second Amended and Restated Credit Agreement, Release and Joinder –

CTO Realty Growth, Inc.]

Accepted and Agreed to:

“Administrative Agent and L/C Issuer”

Bank of Montreal, as L/C Issuer and as Administrative Agent

By:  /s/ Darin Mainquist

Name: Darin Mainquist

Title: Director

“Lenders”

Bank of Montreal, as a Lender and Swing Line Lender

By:  /s/ Darin Mainquist

Name: Darin Mainquist

Title: Director

[Signature Page to Ninth Amendment to

Second Amended and Restated Credit Agreement, Release and Joinder

CTO Realty Growth, Inc.]

PNC Bank, National Association

By:  /s/ Andrew T. White

Name: Andrew T. White

Title: Senior Vice President

[Signature Page to Ninth Amendment to

Second Amended and Restated Credit Agreement, Release and Joinder –

CTO Realty Growth, Inc.]

Truist Bank

By:  /s/ Ryan Almond

Name: Ryan Almond

Title: Director

[Signature Page to Ninth Amendment to

Second Amended and Restated Credit Agreement, Release and Joinder -

CTO Realty Growth, Inc.]

Wells Fargo Bank, National Association

By:  /s/ Jordan Mendell

Name: Jordan Mendell

Title: Managing Director

[Signature Page to Ninth Amendment to

Second Amended and Restated Credit Agreement, Release and Joinder

CTO Realty Growth, Inc.]

The Huntington National Bank

By:  /s/ Erin L. Mahon

Name: Erin L. Mahon

Title: Assistant Vice President

[Signature Page to Ninth Amendment to

Second Amended and Restated Credit Agreement, Release and Joinder

CTO Realty Growth, Inc.]

KeyBank National Association

By:  /s/ Thomas Z. Schmitt

Name: Thomas Z. Schmitt

Title: Senior Relationship Manager

[Signature Page to Ninth Amendment to

Second Amended and Restated Credit Agreement, Release and Joinder

CTO Realty Growth, Inc.]

Raymond James Bank

By:  /s/ Ted A. Long

Name: Ted A. Long

Title: Senior Vice President

[Signature Page to Ninth Amendment to

Second Amended and Restated Credit Agreement, Release and Joinder

CTO Realty Growth, Inc.]

Regions Bank

By:  /s/ Ghi S. Gavin

Name: Ghi S. Gavin

Title: Senior Vice President

[Signature Page to Ninth Amendment to

Second Amended and Restated Credit Agreement, Release and Joinder

CTO Realty Growth, Inc.]

Synovus Bank

By:  /s/ Zach Braun

Name: Zach Braun

Title: Director, Corporate Banking

[Signature Page to Ninth Amendment to

Second Amended and Restated Credit Agreement, Release and Joinder

CTO Realty Growth, Inc.]

Annex A to Ninth Amendment to

Second Amended and Restated Credit Agreement, Release and Joinder

●	Specified Additional Guarantors
o	CTO23 Rockwall LLC

●	Specified Released Properties
o	Westcliff Shopping Center – Fort Worth, TX
o	Eastern Commons – Henderson, NV
o	Mattress Firm – Chandler, AZ
o	Old Chicago – Chandler, AZ
o	Olive Garden – Chandler, AZ
o	Sabal Pavilion – Tampa, FL

●	Specified Released Guarantors
o	CTO17 Westcliff TX LLC
o	CTO20 Tampa LLC
o	IGI20 Tampa LLC
o	IGL20 Tampa LLC